UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2006

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Campus Road, Totowa, New Jersey	07512

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On May 4, 2006, Vital Signs, Inc. (the “Company”) issued a press release regarding its results of operations for the three months and six months ended March 31, 2006 and its financial condition as of March 31, 2006. A copy of such press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          This Current Report on Form 8-K and the press release attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company’s results of operations for the three months and six months ended March 31, 2006 and statement of condition as of March 31, 2006.

          This information furnished under “Item 2.02. Results of Operations and Financial Condition”, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

          As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Report:

               Exhibit 99.1: Earnings Release, dated May 4, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By:	/s/ Jay Sturm

Name: Jay Sturm
Title: Vice President / General Counsel

Dated: May 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release, dated May 4, 2006